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                                                                   EXHIBIT 10.06

STATE OF NEW YORK
SURROGATE'S COURT: NEW YORK COUNTY

______________________________               x

In the Matter of the Settlement of the    :
First and Final Account of Proceedings    :        AGREEMENT SETTLING
of UNITED  STATES TRUST COMPANY           :          FIRST AND FINAL
OF NEW YORK, as Trustee of the            :        ACCOUNT OF TRUSTEE
Deferred Compensation Trust created       :
under Agreement dated March 22, 1995, as  :             File No.
amended.                                  :
______________________________            x

                  THIS AGREEMENT, made as of the        day of June, 2003, by
and among (1) UNITED STATES TRUST COMPANY OF NEW YORK, as resigning Trustee of a trust known as the Grey Advertising Inc. Deferred Compensation Trust created under a certain Trust Agreement dated March 22, 1995, as amended from time to time (the "Trustee"); (2) GREY GLOBAL GROUP INC. (formerly Grey Advertising Inc.) (the "Company"); (3) EDWARD H. MEYER (the "Executive") and (4) HSBC BANK USA (the "Successor Trustee").

                              WI T N E S S E T H:

         WHEREAS:

                  (1) By Trust Agreement dated March 22, 1995, between the Company and the Trustee (the "Trust Agreement"), the Company established a trust known as the Grey Advertising Inc. Deferred Compensation Trust for the benefit of the Executive (the "Trust"), a copy of which is attached hereto as Exhibit A; and

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                  (2)      Section 12 of the Trust Agreement provides that the
Trust Agreement may be amended from time to time by a written instrument executed by the Company and the Trustee with the consent of the Executive; and

                  (3) A First Amendment to the Trust Agreement was made by the Company and the Trustee with the consent of the Executive as of February 26, 1996 (the "First Amendment"), a copy of which is attached hereto as Exhibit B; and

                  (4) A Second Amendment to the Trust Agreement was made by the Company and the Trustee with the consent of the Executive as of April 30, 1998 (the "Second Amendment"), a copy of which is attached hereto as Exhibit C; and

                  (5) Pursuant to the authority of the Trustee and the terms of the Trust Agreement, the First Amendment and the Second Amendment, the Trustee has held and managed the assets comprising the trust fund, as constituted from time to time, in certain separate trust accounts and sub-accounts known as (i) Account No. 23080000 titled "UD GREY ADV DEF TRUST UST"; (ii) Account No. 23104300 titled "UD GREY ADV DEF TR MISC"; (iii) Account No. 23104400 titled "UD GREY ADV DCT CUST ACT G SACHS"; (iv) Account No. 23104500 titled "UD GREY ADV PEN SUB GOLDMAN" and (v) Account No. 23104600 titled "UD GREY ADV DCT PENSION SUB AC" (the "Five Trust Accounts"); and

                  (6) Pursuant to Sections 10 (b) and 11(a) of the Trust Agreement, as amended, the Company with the consent of the Executive shall have the right to (i) remove the Trustee on 30 days' notice or upon such shorter notice accepted by the Trustee and (ii) appoint a successor corporate Trustee to replace such removed

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Trustee, which appointment shall be effective when accepted in writing by such successor Trustee; and

                  (7) By letter dated May 21, 2003, a copy of which is attached hereto as Exhibit D, the Company, with the consent of the Executive, removed the Trustee and appointed HSBC BANK USA as successor Trustee of the Trust (previously referred to above as the "Successor Trustee"), effective as of the close of business on June 30, 2003 or such other earlier date as shall be mutually agreed by the Trustee and the Successor Trustee; and

                  (8) By letter dated May 23, 2003, a copy of which is attached hereto as Exhibit E, HSBC BANK USA accepted its appointment to act as successor Trustee of the Trust effective as of the close of business on June 30, 2003 or such other earlier date as shall be mutually agreed upon; and

                  (9) In accordance with Section 7 of the Trust Agreement, as amended, the Company and the Executive have requested the Trustee to render its account on an informal basis and based thereon the Trustee has annexed Statements of Income and Principal Transactions for the Five Trust Accounts for the period from March 22, 1995 through June 30, 2003 (the "Statements") as follows:

                           (i)      United States Trust Company of New York
ledger and cash statements reflecting principal and income transactions for Account No. 23080000 titled "UD GREY ADV DEF TRUST UST" for the period from March 22, 1995 through June 30, 2003 together with a statement of principal on hand in such account as of June 30, 2003, attached hereto as Exhibit F ;

                           (ii)     United States Trust Company of New York
ledger and cash statements reflecting principal and income transactions for Account No. 23104300 titled "UD GREY ADV DEF TR MISC" for the period from March 22, 1995 through June 30, 2003 together with a statement of principal on hand in such account as of June 30, 2003, attached hereto as Exhibit G;

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                           (iii)    United States Trust Company of New York
ledger and cash statements reflecting principal and income transactions for Account No. 23104400 titled "UD GREY ADV DCT CUST ACT G SACHS" for the period from March 22, 1995 through June 30, 2003 together with a statement of principal on hand in such account as of June 30, 2003, attached hereto as Exhibit H;

                           (iv)     United States Trust Company of New York
ledger and cash statements reflecting principal and income transactions for Account No. 23104500 titled "UD GREY ADV PEN SUB GOLDMAN" for the period from March 22, 1995 through June 30, 2003 together with a statement of principal on hand in such account as of June 30, 2003, attached hereto as Exhibit I; and

                           (v)      United States Trust Company of New York
ledger and cash statements reflecting principal and income transactions for Account No. 23104600 titled "UD GREY ADV DCT PENSION SUB AC" for the period from March 22, 1995 through June 30, 2003 together with a statement of principal on hand in such account as of June 30, 2003, attached hereto as Exhibit J.

                  (10) Pursuant to Section 9 of the Trust Agreement, as amended, the Company shall be responsible for the payment of all administrative and Trustee's fees and expenses; and

                  (11) The Trustee is owed the sum of $45,711, on account of its unpaid annual commissions calculated for the period from January 1, 2003 through June 20, 2003 in connection with its services as Trustee of the Trust. The Trustee is also owed additional estimated annual commissions in the amount of $2,200 calculated for the period from June 21, 2003 through June 30, 2003, representing the balance of the Trustee's unpaid annual commissions in connection with such services, which amount shall be finally determined by the Trustee as soon as practicable after the date of this Agreement and thereupon promptly paid by the Company; and

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                  (12)     The firm of Skadden, Arps, Slate, Meagher and Flom
LLP is owed the sum of $5,000 as and for its fee for legal services rendered in connection with the preparation of this Agreement;

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained and for other good and valuable consideration, the parties hereto agree as follows:

                  FIRST: The Company and the Executive have examined the Statements and they are each satisfied that the Statements contain in all respects full, true and complete statements of the acts and proceedings of UNITED STATES TRUST COMPANY OF NEW YORK, as Trustee of the Trust for the period from March 22, 1995 through June 30, 2003 in connection with the administration of the Trust, and that there is no error or omission in the Statements, to the prejudice of their rights.

                  SECOND: The Company and the Executive acknowledge and agree that the Trustee has made full and complete disclosure to each of them of all of its acts and proceedings as Trustee of the Trust for the period from March 22, 1995 through June 30, 2003 and that it has put at their disposal all information in any way related to or connected with its acts and proceedings as Trustee of the Trust during such period.

                  THIRD: The Company and the Executive (i) accept the Statements in lieu of a formal accounting listing all income and principal transactions by schedule (ii) acknowledge and agree that the Statements shall have the same force and effect as a formal accounting; (iii) ratify, approve and confirm the Statements

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and each and every act, doing, proceeding, collection and disbursement of the
Trustee set forth therein and (iv) waive any right to enforce the judicial settlement of any account of the Trustee for the period from March 22, 1995 through June 30, 2003, it being the purpose and intent of the parties hereto that the release, discharge and hereinafter given and granted in Article SEVENTH of this Agreement shall be accepted by the Trustee, and shall be binding upon the Company and the Executive and each of them in all respects as though an account had been rendered in the course of a judicial proceeding and had thereupon been settled and allowed, as presented and filed, by a judgment, decree or order of a court of competent jurisdiction.

                  FOURTH: Notwithstanding any contrary provision of this Agreement, the Trustee may at any time, and without notice of any kind to the Company or the Executive, record or file this Agreement and the annexed Statements, or any of them, in accordance with the provisions of any existing law, statute or rule of the courts of the State of New York or of any other state, as an instrument settling the first and final account of the Trustee, if, in the discretion of the Trustee, it shall be deemed advisable to do so, and the Trustee may institute and conduct any legal proceedings or obtain a judicial settlement of such account, without further notice to the Company or the Executive.

                  FIFTH: The Company and the Executive agree that upon execution of this Agreement, the Company shall pay (i) the Trustee (a) the sum of $45,711 on account of the Trustee's unpaid annual commissions calculated for the period from January 1, 2003 through June 20, 2003 in connection with its services as

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Trustee of the Trust and (b) the balance of the Trustee's unpaid annual commissions calculated for the period from June 21, 2003 through June 30, 2003 in connection with such services, which amount has been estimated by the Trustee to be $2,200, and which amount shall be finally determined by the Trustee as soon as practicable after the date of this Agreement and thereupon promptly paid by the Company and (ii) the firm of Skadden, Arps, Slate, Meagher and Flom LLP the sum of $5,000, as and for its fee for legal services rendered in connection with the preparation of this Agreement.

                  SIXTH: The Successor Trustee hereby acknowledges receipt from the Trustee of the assets described in the Statements attached hereto as Exhibits F through J, being the aggregate of income and principal assets of the Trust and hereby agrees to refund, upon demand, any amount found to be in excess of the amount properly payable to the Successor Trustee and any amounts necessary to pay any debts, taxes or other charges or expenses of any kind which, if charged to the Trustee prior to distribution would be a proper charge against the Trust, not to exceed, however, an amount equal to the value of the property distributed to the Successor Trustee from the Trust as hereinabove set forth.

                  SEVENTH: The Company and the Executive each release and discharge the Trustee, and its legal representatives, successors and assigns, as Trustee, of and from any and all manner of action or actions, cause or causes of action, suits, debts, sums of money, damages, claims and demands whatsoever which the Company and the Executive may now have or hereafter may have against the Trustee for or by reason of any act or omission, collection or disbursement, cause,

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matter or thing whatsoever, recited, contained, appearing or set forth in the
Statements or this Agreement or reasonably to be inferred from anything therein contained, or for or by reason of anything done or omitted to be done by the Trustee in the administration of the Trust during the period from March 22, 1995 through June 30, 2003. The Company further agrees, to indemnify and hold harmless the Trustee from all liabilities, claims, losses, damages or demands, which the Trustee may sustain or incur at any time by reason of any act or thing connected with the Trust or the administration and distribution thereof, up to but not exceeding an amount equal to the aggregate value on the date or dates of distributions of the property distributed to the Successor Trustee as hereinabove set forth.

                  EIGHTH: The parties agree that the Successor Trustee shall be relieved of any and all responsibility and accountability whatsoever to the Company or to the Executive for or by reason of any act or omission, collection or disbursement, cause, matter or thing whatsoever, recited, contained, appearing, or set forth in the Statements or this Agreement or reasonably to be inferred from anything therein contained, or for or by reason of anything done or omitted to be done by the Trustee in the administration of the Trust during the period from March 22, 1995 through June 30, 2003 and that the accountability and liability of the Successor Trustee shall be limited solely to those assets or properties delivered into his possession as successor Trustee of the Trust.

                  NINTH: The Company and Executive and each of them represent, certify and warrant that he or it has not transferred, assigned or encumbered, in any

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way, either voluntarily or involuntarily, his or its interest in the Trust, or any part of such Trust.

                  TENTH: This Agreement shall inure to the benefit of the Trustee, and its legal representatives, successors and assigns, and shall be binding on the Company and the Executive, and their respective heirs, executors, administrators, legal representatives, successors and assigns.

                  ELEVENTH: This Agreement may be executed in counterparts and as so executed shall have the same force and effect as if one document had been executed by all of the parties.

                  IN WITNESS WHEREOF, the parties have hereunto set their respective hands as of the day and year first above written.

                                    UNITED STATES TRUST COMPANY OF
                                    NEW YORK, Trustee

                                    By:  /s/ Laurence Edelman
                                       -----------------------------------------
Attest:                                  Name:  Laurence Edelman
                                         Title: Senior Vice President

                                    GREY GLOBAL GROUP INC., Company

                                    By:  /s/ Steven G. Felsher
                                       -----------------------------------------
Attest:                                  Name:
                                         Title:

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                                       /s/ Edward H. Meyer
                                       ---------------------------------------
                                       EDWARD H. MEYER, Executive

                                       HSBC BANK USA, Successor Trustee

                                       By: /s/ James Esposito
                                          --------------------------------------
Attest:                                    Name:  James Esposito
                                           Title:  Vice President

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STATE OF NEW YORK      )
                       :    ss.:
COUNTY OF NEW YORK     )

                  On this 24 day of June, 2003, before me personally came , to me known who duly swore to the foregoing instrument and who did say that (s)he resides at 4 Locust Road, Ossining, NY ; that (s)he is a Senior Vice President of UNITED STATES TRUST COMPANY OF NEW YORK, the
corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal, that it was so affixed by order of the Board of Directors of UNITED STATES TRUST COMPANY OF NEW YORK and that (s)he signed his/her name thereto by like authority.

                                           /s/ Linda M. Rojas
                                         --------------------------------------
                                         Notary Public

STATE OF NEW YORK      )
                       :    ss.:
COUNTY OF NEW YORK     )

                  On this 21st day of July, 2003, before me personally came Steven G. Felsher, to me known who duly swore to the foregoing instrument and who did say that (s)he resides at 777 Third Ave, NY, NY 10017 ; that (s)he is a
Vice Chairman                    of GREY GLOBAL GROUP INC., the corporation
described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal, that it was so affixed by order of the Board of Directors of GREY GLOBAL GROUP INC. and that (s)he signed his/her name thereto by like authority.

                                           /s/ Moshe R. Oppenheim
                                         --------------------------------------
                                         Notary Public

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STATE OF New York      )
                       :    ss.:
COUNTY OF New York     )


                  On this 21st day of July , 2003, before me, a Notary Public in and for the State of New York , personally appeared EDWARD H. MEYER, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                           /s/ Moshe R. Oppenheim
                                         ---------------------------------------
                                         Notary Public

STATE OF NEW YORK      )
                       :    ss.:
COUNTY OF NEW YORK     )

                  On this   25th  day of   June  , 2003, before me personally
came , to me known who duly swore to the foregoing instrument and who did say that (s)he resides at 6 Lyon Place, Staten Island, NY ; that (s)he is a
                         Vice  President                                 of HSBC
BANK USA, the corporation described in and which executed the foregoing instrument; that (s)he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal, that it was so affixed by order of the Board of Directors of HSBC BANK USA and that (s)he signed his/her name thereto by like authority.

                                           /s/ Marianne Caskran
                                         ---------------------------------------
                                         Notary Public

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